UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002061934
BMO 2025-5C12 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001861132
BMO Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001968416
Argentic Real Estate Finance 2 LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001931347
Greystone Commercial Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-280224-09	38-4369410 38-4369411
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 885-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Reference is hereby made to the pooling and servicing agreement (the “BMO 2025-5C12 PSA”) dated as of October 1, 2025, relating to the BMO 2025-5C12 Mortgage Trust (the “Issuing Entity”).  The BMO 2025-5C12 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed on October 9, 2025 under Commission File Number 333-280224-09. Capitalized terms used but not defined herein shall have the meanings assigned to them in the BMO 2025-5C12 PSA.

The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Vertex HQ, an asset of the Issuing Entity, is being serviced pursuant to the trust and servicing agreement (the “VRTX 2025-HQ TSA”), dated as of August 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, National Association, as trustee, certificate administrator and custodian, which governs the issuance of the VRTX Trust 2025-HQ, Commercial Mortgage Pass-Through Certificates, Series 2025-HQ.  The VRTX 2025-HQ TSA was filed as Exhibit 4.5 to the Current Report on Form 8-K with respect to the Issuing Entity, filed on September 23, 2025 under Commission File Number 333-280224-09.

Effective as of August 18, 2026, the controlling class representative under VRTX 2025-HQ TSA has terminated Situs Holdings, LLC as special servicer under the VRTX 2025-HQ TSA, and has appointed Argentic Services Company LP to act as successor special servicer under the VRTX 2025-HQ TSA. A copy of the related Assumption of Special Servicer Obligations dated August 18, 2026 is attached hereto as Exhibit 20.1.

Item 9.01                             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                          Description

Exhibit 20.1                            Assumption of Special Servicer Obligations, dated August 18, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMO Commercial Mortgage Securities LLC
(Depositor)

/s/ Paul Vanderslice
Paul Vanderslice, Chief Executive Officer

Date:  August 18, 2026